UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 2017

CANADIAN CANNABIS CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-54915	45-3327444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2368 Lakeshore Road West, Suite 205, Oakville, Ontario Canada L6L 1H5
 (Address of principal executive offices) (Zip Code)

(866) 790-3324
Registrant’s telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                                                  Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

In a Form 8-K report filed on May 12, 2017, Canadian Cannabis Corp. (the “Company”) reported that it and its affiliated entities had entered into a Settlement Agreement, effective as of March 27, 2017 (the “Original Agreement”) with Avonlea-Drewry Holdings Inc. (“ADH”) and Avonlea Ventures Inc. (“AV,” and together with ADH, the “ADH Group”).  The affiliated entities are Canada Cannabis Corp., a wholly-owned subsidiary of the Company (“CCCSub”); The Clinic Network, a wholly-owned subsidiary of CCCSub (“TCN”), and 2264793 Ontario Inc., a variable interest entity of the Company (“2264793,” and together with the Company, CCCSub and TCN, the “CCC Group”).  The Original Agreement was entered into by the parties to resolve various breaches and debt owed by the Company and CCCSub to the ADH Group in the amount of approximately CAD$3,635,835 (the “Debt”).

On November 30, 2017, the CCC Group and the Avonlea Group entered into a First Amended and Restated Settlement Agreement (the “Revised Agreement”).  Under the Revised Agreement, the CCC Group is required to:
•	Assign certain assets of TCN, including intellectual property and service contracts to ADH (the “Assignment”);
•	Enter into restrictive covenant agreements (the “Restrictive Covenants”) that will prohibit the CCC Group from competing with the business that was the subject of the Assignment;
•	Make certain payments to or on behalf of the ADH Group (as further detailed below);
•
Close a private placement financing into a Canadian company pursuant to that certain letter agreement (the “PubCo Agreement”) dated December 6, 2016, among J. Proust & Associates Inc., Michael Steele, ADH, TCN, CCCSub, and the Company, or another similar financing, listing transaction or milestone satisfactory to ADH in its sole discretion (the “PubCo Arrangement”); and

•
Take steps to bring the Company current in its public information by filing the required current and periodic reports with the SEC or file a registration statement with the SEC registering certain shares of the Company’s common stock held by certain ADH Group parties (the “SEC Reporting Obligation”).

In consideration of the CCC Group obligations under the Revised Agreement, the ADH Group is required to:
•
Execute a termination and release agreement (the “Termination and Release”), terminating the various agreements among the various ADH Group parties and CCC Group parties, acknowledging that the Debt is satisfied in full, and releasing the CCC Group parties from their obligations under various agreements and any related claims the ADH Group may have against any of the CCC Group; and

•	Deliver or cause to be delivered 1,750,000 common shares of Cura-Can Health Corp., a private Canadian company (“Cura-Can”) (the “Additional Payment”).

The Revised Agreement is to be closed in a two-step escrow pursuant to the terms thereof and the terms of an Amended and Restated Escrow Agreement (the “Escrow Agreement”).  The “TCN Closing” will occur upon the Escrow Agent’s receipt of the following:
•	The duly executed Assignment;
•	The duly executed Termination and Release;
•
The duly executed and filed minutes of settlement (the “Minutes of Settlement”) of the dispute between Darryl W. Tempest and 2435869 Ontario Inc. (collectively, the “Plaintiffs”) and TCN, the Company, CCCSub, 1749945 Ontario Inc. c.o.b. Healthnet Enterprises, Benjamin Ward, Douglas Scott Keevil, Lee Simpson, John Esterireiro, Silvio Serrano, Peter Strang, Richard Wachsberg and Kim Wei (collectively, the “Defendants”);

•	The duly executed Restrictive Covenants;
•	The duly executed Escrow Agreement;
•	The duly executed Trustee Escrow Agreement;
•	Legal opinions of legal counsel to CCCSub and TCN regarding authorization and other matters relevant to the transactions contemplated by the Revised Agreement (the “Legal Opinions”);
•	Payment directions from each of ADH and CCCSub (the “Payment Directions”); and
•	The Additional Payment.

At the TCN Closing, the Escrow Agent will deliver to ADH the following:
•	The duly executed Assignment;
•	The duly executed and filed Minutes of Settlement;
•	The duly executed Restrictive Covenants;
•	The Legal Opinions; and
•	The Payment Directions.

Pursuant to the Trustee Escrow Agreement, the Trustee Agent is empowered to sell or cause to be sold all or a portion of the securities comprising the Additional Payment for cash (the “Additional Payment Proceeds”), and disburse the Additional Payment Proceeds and any remaining securities as follows:
•	CAD$60,000 to Norton Rose Fulbright Canada LLP (the “Post-Closing Escrow Agent”) for amounts owed to it for its services as escrow agent;
•	Approximately CAD$400,000 for amounts owed to the Post-Closing Escrow Agent by the CCC Group for legal services, settlement costs, and other outstanding fees owed by the ADH Group;
•	CAD$119,381 to the Plaintiffs as a settlement payment pursuant to the Minutes of Settlement;
•	CAD$150,000 to cover fees and expenses associated with a public listing of CCCSub by way of a reverse takeover or otherwise;
•
CAD$10,000 to AV in satisfaction of costs and expenses incurred by it in connection with seeking removal of the restrictive legends from certain share certificates representing shares of the Company’s common stock held by certain ADH Group parties;

•	CAD$20,000 to Beadle Raven LLP in partial satisfaction of legal fees and disbursements incurred in connection with prior transactions involving CCCSub and TCN;
•
CAD$75,000 to William Harvey Jones, Barrister & Solicitor in partial satisfaction of amounts owning to him in respect of legal fees and disbursements incurred in connection with prior transactions involving CCC, CCCSub and TCN

•	CAD$250,000 to TCN for general corporate purposes including the retirement debt of TCN, CCC and CCCSub;
•	CAD$17,088 to Cura-Can in full and final satisfaction of amounts owing to it in respect of unsecured demand loans made to TCN by Cura-Can; and
•	The remainder to ADH.

The other closing (the “PubCo Closing”) will occur upon the Company closing the PubCo Arrangement.  At the PubCo Closing, ADH is required to instruct the Escrow Agent to release the Termination and Release from escrow to CCC, CCCSub and TCN.  Upon delivery of the Termination and Release, the PubCo Closing will have occurred and the Termination and Release will be effective as to the termination of the various agreements among the various ADH Group parties and CCC Group parties, the satisfaction of the Debt in full, and the release of the CCC Group parties from their obligations under the various agreements and any related claims the ADH Group may have against any of the CCC Group.

The TCN Closing and the PubCo Closing are independent of one another and are not required to occur in any particular order.  The Revised Agreement and Escrow Agreement contain other terms customary to agreements of their respective nature.

Item 4.01	Changes in Registrant’s Certifying Accountant

On February 6, 2018, the Company appointed BF Borgers CPA PC (“Borgers”) in Lakewood, Colorado as the registered independent public accountant for the fiscal years ended December 31, 2015, 2016 and 2017.  The decision to appoint Borgers was approved by the Company’s Board of Directors on February 6, 2018.

During the Company’s two most recent fiscal years and the subsequent interim period up through the date of engagement of Borgers (February 6, 2018), neither the Company nor anyone on its behalf consulted Borgers regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements.  Further, Borgers has not provided the Company with written or oral advice that was an important factor that the Company considered in reaching a decision as to any accounting, auditing or financial reporting issues.

The Company’s former registered independent public accountant, SRCO Professional Corporation (“SRCO”), was dismissed by the Company’s Board of Directors after having been engaged in October 2015. SRCO did not issue any report on the Company’s financial statements.  The Company provided SRCO with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that SRCO furnish a letter addressed to the SEC stating whether it agrees with the statements made herein. A copy of SRCO’s letter dated February 26, 2018 is attached as Exhibit 16.1 hereto.

Item 8.01	Other Events.

On January 15, 2018, the Company received a letter dated December 28, 2017 (the “Letter”) from the United States Securities and Exchange Commission (“SEC”) stating that the Company appeared not to have been in compliance with its reporting requirements under Section 13(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Letter stated that the Company may be subject, without further notice, to an administrative proceeding pursuant to Section 12(j) of the Exchange Act to revoke its registration under the Exchange Act if all required reports were not filed with 15 days of the date of the Letter.  The Letter also stated that the Company’s stock could be subject to a trading suspension by the SEC pursuant to Section 12(k) of the Exchange Act.

The Company has initiated communications with the SEC staff and is in the process of preparing to draft all of its required reports in order to comply with its reporting requirements under Section 13(a) of the Exchange Act.  While the Company is attempting to avoid the revocation of its registration under the Exchange Act, there can be no assurance that such registration will be maintained.

Item 9.01	Financial Statements and Exhibits

Regulation S-K Number	Document
10.1
First Amended and Restated Settlement Agreement by and among The Clinic Network, Canadian Cannabis Corp., Canada Cannabis Corp., 2264793 Ontario Inc., Avonlea-Drewry Holdings Inc., and Avonlea Ventures Inc., dated November 30, 2017

10.2
Amended and Restated Escrow Agreement by and among Avonlea-Drewry Holdings Inc., Avonlea Ventures Inc., Canadian Cannabis Corp., Canada Cannabis Corp., 2264793 Ontario Inc., The Clinic Network, and Norton Rose Fulbright Canada LLP dated November 30, 2017

16.1	Letter from SRCO Professional Corporation
99.1	Press Release dated December 20, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANADIAN CANNABIS CORP.
February 26, 2018	By: /s/ Scott Keevil
Scott Keevil
CEO, President and Director

EXHIBIT INDEX

Regulation S-K Number	Document
10.1
First Amended and Restated Settlement Agreement by and among The Clinic Network, Canadian Cannabis Corp., Canada Cannabis Corp., 2264793 Ontario Inc., Avonlea-Drewry Holdings Inc., and Avonlea Ventures Inc., dated November 30, 2017

10.2
Amended and Restated Escrow Agreement by and among Avonlea-Drewry Holdings Inc., Avonlea Ventures Inc., Canadian Cannabis Corp., Canada Cannabis Corp., 2264793 Ontario Inc., The Clinic Network, and Norton Rose Fulbright Canada LLP dated November 30, 2017

16.1	Letter from SRCO Professional Corporation
99.1	Press Release dated December 20, 2017